UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2008 (May 7, 2008)
ARKANSAS BEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
3801 Old Greenwood Road
Fort Smith, Arkansas 72903
(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — OTHER EVENTS.
On May 7, 2008, Robert A. Young III, Chairman of Arkansas Best Corporation, filed a Form 4 with the SEC to report the sale of company stock. On May 5-6, 2008 pursuant to Rule 144, the R.A. Young III Investments Limited Partnership (the “Partnership”) sold 350,000 shares of Arkansas Best’s common stock. Mr. Young is President of the General Partner of the Partnership. The sales were executed as part of an overall financial, tax and diversification plan. Following the sales, Mr. Young beneficially owns 1,814,255 shares of Arkansas Best common stock, representing 7.2% of the total outstanding shares as of May 6, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ARKANSAS BEST CORPORATION
(Registrant)

Date: May 7, 2008	/s/ Judy R. McReynolds
Judy R. McReynolds,
Senior Vice President, Chief Financial Officer and Treasurer